Exhibit 99.1

BROCADE CONTACTS
Public Relations John Noh Tel: 408-333-5108 jnoh@brocade.com	Investor Relations Ben Jones Tel: 408-333-6601 bjones@brocade.com
Brocade Reports Fourth Quarter and Fiscal 2013 Earnings
FY2013 GAAP EPS increased 10% Yr./Yr. and non-GAAP EPS increased 21% Yr./Yr.
SAN JOSE, Calif., November 18, 2013 — Brocade® (NASDAQ: BRCD) today reported financial results for its fourth quarter and full fiscal year 2013 ended October 26, 2013. Brocade reported fourth quarter revenue of $559 million, representing a decrease of 3% year-over-year and an increase of 4% quarter-over-quarter. Revenue for fiscal year 2013 was $2,223 million, down 1% year-over-year. The resulting GAAP diluted earnings-per-share (EPS) was $0.14 for Q4 and $0.45 for fiscal 2013, up 27% and 10% year-over-year, respectively. Non-GAAP diluted EPS was $0.24 for Q4 and $0.80 for fiscal 2013, up 41% and 21% year-over-year, respectively.
“Q4 was a quarter in which we executed successfully across many facets of our business strategy,” said Lloyd Carney, CEO of Brocade. “We exceeded expectations for non-GAAP operating margin, non-GAAP EPS, and cash flow despite the U.S. Federal budget issues and continued softness in the overall storage market. This resulted in record non-GAAP net income and non-GAAP EPS for both Q4 and fiscal 2013. Our solid performance in our fourth quarter was a great end to a transformative year for Brocade. I am pleased with the focus and execution of our team and excited about building upon our success in fiscal year 2014 and beyond."
Summary of Q4 and fiscal 2013 results:

•
Q4 2013 Storage Area Networking (SAN) business revenue, including products and services, was $380 million, down 4% year-over-year and up 3% quarter-over-quarter. The lower year-over-year SAN business revenue was impacted by continued soft demand in the overall storage market. Brocade Gen 5 (16 Gbps) Fibre Channel products represented 69% of director and switch revenue in the quarter, up from 34% in Q4 2012. Fiscal 2013 SAN business revenue was $1,540 million, down 2% year-over-year.

•
Q4 2013 IP Networking business revenue, including products and services, was $179 million, down 3% year-over-year and up 7% quarter-over-quarter. From a product standpoint, Ethernet switch revenue was down 8% year-over-year and up 4% quarter-over-quarter, while routing revenue was up 1% year-over-year and up 28% quarter-over-quarter. From a customer standpoint, both Service Provider and Enterprise revenues were up sequentially and year-over-year. Federal revenue was up sequentially, but down year-over-year in a challenging Federal spending environment. Fiscal 2013 IP Networking business revenue was $682 million, up 3% year-over-year.

•
Q4 2013 GAAP gross margin was 64.9%, compared to 62.4% in Q4 2012 and 63.0% in Q3 2013. Non-GAAP gross margin was 67.2%, compared to 64.8% in Q4 2012 and 65.6% in Q3 2013. Fiscal 2013 GAAP and non-GAAP gross margin improved to 63.4% and 66.0%, respectively, compared to 61.8% and 64.5%, respectively, in fiscal 2012. The year-over-year and sequential improvements in gross margin were due to a favorable product mix within the IP Networking business and lower manufacturing and overhead costs.

•
Q4 2013 GAAP operating margin was 15.0%, compared to 14.9% in Q4 2012 and 13.9% in Q3 2013, and includes $25 million in restructuring and related costs. Non-GAAP operating margin was 26.6% in Q4 2013, compared to 22.5% in Q4 2012 and 21.6% in Q3 2013. Fiscal 2013 GAAP and non-GAAP operating margin improved to 13.9% and 22.7%, respectively, compared to 12.4% and 20.5%, respectively, in fiscal 2012. The year-over-year and sequential improvements in operating margin were a result of expanded gross margin and lower operating expenses. Based on the Q4 2013 results, the Company has achieved its spending reduction goal of $100 million in annualized savings, as compared to Q1 2013.

•
Q4 2013 GAAP net income was $64 million, compared to $54 million in Q4 2012 and $119 million in Q3 2013. Non-GAAP net income was $109 million, compared to $78 million in Q4 2012 and $87 million in Q3 2013. Fiscal 2013 GAAP and non-GAAP net income increased to $209 million and $373 million, respectively, compared to $195 million and $311 million, respectively, in fiscal 2012.

•
Average diluted shares outstanding for Q4 2013 were 14.0 million lower compared to Q4 2012 and down slightly from Q3 2013. The Company repurchased 41.2 million shares ($240 million) during fiscal 2013, including 7.8 million shares ($53 million) in Q4 2013. Share repurchases in Q1 2014 to date total 8.1 million ($65 million).

•
Operating cash flow was $170 million in Q4 2013, down 19% year-over-year and up 66% quarter-over-quarter. Fiscal 2013 operating cash flow was $451 million, down 24% year-over-year. The changes in cash flow for Q4 2013 and fiscal 2013 are due to an increase in accounts receivable and timing of variable compensation payments. During the quarter, the Company received a $71 million payment relating to the A10 Networks litigation settlement and ended the year with a cash balance of $987 million or $382 million, net of senior debt and capitalized leases.

Brocade management will host a conference call today at 2:30 p.m. PT (5:30 p.m. ET) to discuss Q4 and fiscal 2013 results, as well as a Q1 2014 outlook. To access the webcast please go to www.brcd.com/events.cfm. A replay of the conference call and the prepared comments and slides will be available at www.brcd.com.
Other Q4 2013 product, customer, and partner announcements are available at http://newsroom.brocade.com/.

Financial Highlights and Additional Financial Information

	Q4 2013		Q3 2013		Q4 2012
Revenue	$559	M	$537	M	$578	M
GAAP net income	$64	M	$119	M	$54	M
Non-GAAP net income	$109	M	$87	M	$78	M
GAAP EPS — diluted	$0.14		$0.26		$0.11
Non-GAAP EPS — diluted	$0.24		$0.19		$0.17
GAAP gross margin	64.9%		63.0%		62.4%
Non-GAAP gross margin	67.2%		65.6%		64.8%
GAAP operating income	$84	M	$74	M	$86	M
Non-GAAP operating income	$148	M	$116	M	$130	M
GAAP operating margin	15.0%		13.9%		14.9%
Non-GAAP operating margin	26.6%		21.6%		22.5%
Adjusted EBITDA (1)	$149	M	$213	M	$153	M
Effective GAAP tax provision rate	14.2%		16.3%		25.1%
Effective Non-GAAP tax provision rate	21.6%		18.2%		32.4%
Cash provided by operations	$170	M	$102	M	$210	M
Storage Area Networking (SAN) port shipments	1.1	M	1.0	M	1.1	M
Please see important note of explanation on non-GAAP financial measures below, including a detailed reconciliation between GAAP and non-GAAP information in the tables included herein.

1)	Adjusted EBITDA is as defined in the Term Debt Credit Agreement.

Financial Highlights and Additional Financial Information (Continued)

	Q4 2013	Q3 2013	Q4 2012
Routes to market as a % of total net revenues:
OEM revenues	65%	66%	65%
Channel/Direct revenues	35%	34%	35%
10% or greater customer revenues	46%	47%	46%
Geographic split as a % of total net revenues:
Domestic revenues	62%	61%	63%
International revenues	38%	39%	37%
Segment split as a % of total net revenues:
SAN product revenues	58%	59%	59%
IP Networking product revenues	26%	25%	26%
Global Services revenues	16%	16%	15%
SAN business revenues (2)	68%	69%	68%
IP Networking business revenues (2)	32%	31%	32%
Estimates as a % of IP Networking business revenues:
Enterprise, excluding Federal	54%	55%	45%
Federal	13%	12%	24%
Service Provider	33%	33%	31%

Additional information:	Q4 2013		Q3 2013		Q4 2012
Cash and cash equivalents	$987	M	$790	M	$713	M
Deferred revenues	$303	M	$300	M	$293	M
Capital expenditures	$10	M	$10	M	$17	M
Total debt, net of discount	$599	M	$599	M	$601	M
Cash, net of senior debt and capitalized leases	$382	M	$186	M	$108	M
Days sales outstanding	41 days		37 days		37 days
Employees at end of period (3)	4,169		4,565		4,536
2) SAN and IP Networking business revenues include product, support and services revenues.
3)  Q4 2013 ending headcount excludes 224 employees that were notified of their termination during the quarter, but were still on Brocade payroll as of the end of the quarter.

Non-GAAP Financial Measures
This press release contains non-GAAP financial measures. In evaluating Brocade's performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.
Management believes that non-GAAP financial measures used in this press release allow management to gain a better understanding of Brocade's comparative operating performance both from period to period, and to its competitors' operating results. Management also believes these non-GAAP financial measures help indicate Brocade's baseline performance before gains, losses or charges that are considered by management to be outside ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations performance and the allocation of resources. Management believes these non-GAAP financial measures, when read in conjunction with Brocade's GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Brocade's ongoing operating results;

•	the ability to make more meaningful comparisons of Brocade's operating performance against industry and competitor companies;

•	the ability to better identify trends in Brocade's underlying business and to perform related trend analysis;

•	a better understanding of how management plans and measures Brocade's underlying business; and

•	an easier way to compare Brocade's most recent results of operations against investor and analyst financial models.
Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events or arise outside the ordinary course of Brocade's continuing operations. Management believes that it is appropriate to evaluate Brocade's operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include, but are not limited to: (i) legal provision or recovery associated with certain pre-acquisition litigation, (ii) legal fees associated with indemnification obligations and other related costs, net, (iii) call premium cost and original issue discount and debt issuance costs of debt related to lenders that did not participate in refinancing, (iv) settlement gain associated with certain pre-acquisition related litigation, (v) restructuring and related costs, net and (vi) specific non-cash and non-recurring tax benefits or detriments.
Management also excludes the following non-cash charges in determining non-GAAP net income (i) stock-based compensation expense and (ii) amortization of purchased intangible assets. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Management also believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for Brocade's newly acquired and long-held businesses.
Finally, management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.
Limitations These non-GAAP financial measures have limitations, however, because they do not include all items of income and expense that impact the Company. Management compensates for these limitations by also considering Brocade's GAAP results. The non-GAAP financial measures that Brocade uses are not prepared in accordance with, and should not be considered an alternative to measurements required by GAAP, such as operating income, net income and net income per-share, and should not be considered measurements of Brocade's liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measurements reported by other companies.

Cautionary Statement
This press release contains statements that are forward-looking in nature, including statements regarding Brocade’s strategy, business prospects, organizational and business alignment, profitability, expense management, cash flow, and market conditions. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, changes in IT spending levels in one or more of our target markets including the data center, Federal government and service provider sectors, customer acceptance of Brocade’s Ethernet fabric solutions, Brocade’s ability to continue to successfully innovate new products and services on a timely basis and achieve widespread market acceptance, and the effect of increasing market competition and changes in the industry. Certain of these and other risks are set forth in more detail in “Item 1A. Risk Factors” in Brocade’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 27, 2013 and in Brocade’s Annual Report on Form 10-K for the fiscal year ended October 27, 2012. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.
About Brocade
Brocade (NASDAQ: BRCD) networking solutions help the world’s leading organizations transition smoothly to a world where applications and information reside anywhere. (www.brocade.com)
ADX, AnyIO, Brocade, Brocade Assurance, the B-wing symbol, DCX, Fabric OS, ICX, MLX, MyBrocade, OpenScript, VCS, VDX, and Vyatta are registered trademarks, and HyperEdge, The Effortless Network, and The On-Demand Data Center are trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. Other brands, products, or service names mentioned may be trademarks of their respective owners.

© 2013 Brocade Communications Systems, Inc. All Rights Reserved.

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended		For the Year Ended
	October 26, 2013	October 27, 2012	October 26, 2013	October 27, 2012
	(In thousands, except per-share amounts)
Net revenues
Product	$468,581	$491,169	$1,870,567	$1,890,856
Service	90,219	87,188	352,297	346,914
Total net revenues	558,800	578,357	2,222,864	2,237,770
Cost of revenues
Product	158,947	176,635	658,362	689,856
Service	37,213	41,032	155,623	164,895
Total cost of revenues	196,160	217,667	813,985	854,751
Gross margin	362,640	360,690	1,408,879	1,383,019
Operating expenses:
Research and development	89,433	90,310	378,521	363,090
Sales and marketing	134,090	150,581	567,637	608,502
General and administrative	16,878	18,831	74,518	74,583
Amortization of intangible assets	13,125	14,737	54,256	59,204
Restructuring, integration and indemnification costs (recoveries)	25,464	(89)	25,464	(89)
Total operating expenses	278,990	274,370	1,100,396	1,105,290
Income from operations	83,650	86,320	308,483	277,729
Interest expense	(9,214)	(14,684)	(55,261)	(52,488)
Interest and other income (loss), net	458	505	77,239	(840)
Income before income tax	74,894	72,141	330,461	224,401
Income tax expense	10,661	18,140	121,838	29,220
Net income	$64,233	$54,001	$208,623	$195,181
Net income per-share — basic	$0.14	$0.12	$0.46	$0.43
Net income per-share — diluted	$0.14	$0.11	$0.45	$0.41
Shares used in per-share calculation — basic	444,642	459,333	450,516	456,629
Shares used in per-share calculation — diluted	460,237	474,213	463,705	472,343

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Three Months Ended		For the Year Ended
	October 26, 2013	October 27, 2012	October 26, 2013	October 27, 2012
	(In thousands)
Net income	$64,233	$54,001	$208,623	$195,181
Other comprehensive income and loss, net of tax:
Unrealized gains (losses) on cash flow hedges:
Change in unrealized gains and losses	1,250	4,332	(1,748)	(3,468)
Net gains and losses reclassified into earnings	(162)	2,411	(376)	7,433
Net unrealized gains (losses) on cash flow hedges	1,088	6,743	(2,124)	3,965
Foreign currency translation adjustments	2,156	2,594	(1,456)	(1,833)
Total other comprehensive income (loss)	3,244	9,337	(3,580)	2,132
Total comprehensive income	$67,477	$63,338	$205,043	$197,313

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	October 26, 2013	October 27, 2012
	(In thousands, except par value)
ASSETS
Current assets:
Cash and cash equivalents	$986,997	$713,226
Accounts receivable, net of allowances for doubtful accounts of $575 and $833 at October 26, 2013, and October 27, 2012, respectively	249,598	233,139
Inventories	45,344	68,179
Deferred tax assets	98,018	91,539
Prepaid expenses and other current assets	42,846	49,496
Total current assets	1,422,803	1,155,579
Property and equipment, net	472,940	518,940
Goodwill	1,645,437	1,624,089
Intangible assets, net	40,258	109,265
Non-current deferred tax assets	1,585	136,175
Other assets	38,368	37,213
Total assets	$3,621,391	$3,581,261
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$88,218	$117,350
Accrued employee compensation	145,996	182,597
Deferred revenue	226,696	216,283
Current restructuring liabilities	16,418	976
Current portion of long-term debt	2,996	1,977
Other accrued liabilities	80,339	91,285
Total current liabilities	560,663	610,468
Long-term debt, net of current portion	596,208	599,203
Non-current restructuring liabilities	1,008	1,606
Non-current deferred revenue	76,426	76,907
Non-current income tax liability	38,680	55,387
Other non-current liabilities	1,593	1,870
Total liabilities	1,274,578	1,345,441
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.001 par value, 800,000 shares authorized:
Issued and outstanding: 445,285 and 456,913 shares at October 26, 2013, and October 27, 2012, respectively	445	457
Additional paid-in capital	1,915,152	2,009,190
Accumulated other comprehensive loss	(13,444)	(9,864)
Retained earnings	444,660	236,037
Total stockholders’ equity	2,346,813	2,235,820
Total liabilities and stockholders’ equity	$3,621,391	$3,581,261

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended
	October 26, 2013	October 27, 2012
	(In thousands)
Cash flows from operating activities:
Net income	$64,233	$54,001
Adjustments to reconcile net income to net cash provided by operating activities:
Excess tax (benefits) detriments from stock-based compensation	3,720	(3,803)
Depreciation and amortization	45,109	47,535
Loss on disposal of property and equipment	2,679	479
Amortization of debt issuance costs and original issue discount	277	4,021
Net gains on investments	—	(144)
Provision for doubtful accounts receivable and sales allowances	2,324	1,768
Non-cash compensation expense	16,527	18,423
Changes in assets and liabilities:
Accounts receivable	(33,459)	(3,753)
Inventories	5,258	6,755
Prepaid expenses and other assets	3,016	1,312
Deferred tax assets	4,481	1,075
Accounts payable	(7,118)	(756)
Accrued employee compensation	24,598	42,125
Deferred revenue	2,649	13,367
Other accrued liabilities	20,026	28,315
Current restructuring liabilities	15,449	(228)
Net cash provided by operating activities	169,769	210,492
Cash flows from investing activities:
Proceeds from maturities and sale of short-term investments	—	952
Purchases of property and equipment	(10,422)	(16,792)
Proceeds from collection of convertible note receivable	70,000	—
Net cash provided by (used in) investing activities	59,578	(15,840)
Cash flows from financing activities:
Payment of principal related to the term loan	—	(30,000)
Payment of principal related to capital leases	(91)	(477)
Common stock repurchases	(52,640)	(60,056)
Proceeds from issuance of common stock	21,913	22,319
Excess tax benefits (detriments) from stock-based compensation	(3,720)	3,803
Net cash used in financing activities	(34,538)	(64,411)
Effect of exchange rate fluctuations on cash and cash equivalents	2,095	2,359
Net increase in cash and cash equivalents	196,904	132,600
Cash and cash equivalents, beginning of period	790,093	580,626
Cash and cash equivalents, end of period	$986,997	$713,226

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Year Ended
	October 26, 2013	October 27, 2012
	(In thousands)
Cash flows from operating activities:
Net income	$208,623	$195,181
Adjustments to reconcile net income to net cash provided by operating activities:
Excess tax benefits from stock-based compensation	(3,189)	(5,141)
Non-cash tax charges	78,206	—
Depreciation and amortization	184,114	192,218
Loss on disposal of property and equipment	6,709	883
Amortization of debt issuance costs and original issue discount	1,214	7,788
Original issue discount and debt issuance costs related to lenders that did not participate in refinancing	5,360	—
Net gains on investments	—	(179)
Provision for doubtful accounts receivable and sales allowances	9,221	11,301
Non-cash compensation expense	73,618	77,169
Changes in assets and liabilities:
Accounts receivable	(25,509)	4,701
Inventories	24,173	4,656
Prepaid expenses and other assets	(66,001)	3,987
Deferred tax assets	4,825	1,256
Accounts payable	(28,862)	7,720
Accrued employee compensation	(57,859)	47,679
Deferred revenue	8,599	22,744
Other accrued liabilities	12,944	20,277
Current restructuring liabilities	14,843	(1,370)
Net cash provided by operating activities	451,029	590,870
Cash flows from investing activities:
Proceeds from maturities and sale of short-term investments	—	952
Purchases of property and equipment	(52,371)	(72,797)
Net cash paid in connection with acquisition	(44,629)	—
Proceeds from collection of convertible note receivable	70,000	—
Proceeds from sale of subsidiary	—	35
Net cash used in investing activities	(27,000)	(71,810)
Cash flows from financing activities:
Proceeds from senior unsecured notes	296,250	—
Payment of principal related to senior secured notes	(300,000)	—
Payment of principal related to the term loan	—	(190,000)
Payment of debt issuance costs related to senior unsecured notes	(992)	—
Payment of principal related to capital leases	(1,627)	(1,866)
Common stock repurchases	(240,000)	(130,209)
Proceeds from issuance of common stock	93,771	98,791
Excess tax benefits from stock-based compensation	3,189	5,141
Net cash used in financing activities	(149,409)	(218,143)
Effect of exchange rate fluctuations on cash and cash equivalents	(849)	(1,893)
Net increase in cash and cash equivalents	273,771	299,024
Cash and cash equivalents, beginning of year	713,226	414,202
Cash and cash equivalents, end of year	$986,997	$713,226

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME
(Unaudited)

	Three Months Ended
	October 26, 2013	October 27, 2012
	(In thousands, except per-share amounts)
Net income on a GAAP basis	$64,233	$54,001
Adjustments:
Stock-based compensation expense included in cost of revenues	3,174	3,388
Amortization of intangible assets expense included in cost of revenues	9,650	10,713
Total gross margin adjustments	12,824	14,101
Legal recovery associated with indemnification obligations and other related costs, net	—	(89)
Stock-based compensation expense included in research and development	4,304	4,211
Stock-based compensation expense included in sales and marketing	6,104	8,311
Stock-based compensation expense included in general and administrative	2,945	2,513
Amortization of intangible assets expense included in operating expenses	13,125	14,737
Restructuring and other related costs, net	25,464	—
Total operating expense adjustments	51,942	29,683
Total operating income adjustments	64,766	43,784
Income tax effect of non-tax adjustments	(19,506)	(19,443)
Non-GAAP net income	$109,493	$78,342
Non-GAAP net income per-share — basic	$0.25	$0.17
Non-GAAP net income per-share — diluted	$0.24	$0.17
Shares used in non-GAAP per-share calculation — basic	444,642	459,333
Shares used in non-GAAP per-share calculation — diluted	460,237	474,213

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME
(Unaudited)

	For the Year Ended
	October 26, 2013	October 27, 2012
	(In thousands, except per-share amounts)
Net income on a GAAP basis	$208,623	$195,181
Adjustments:
Stock-based compensation expense included in cost of revenues	14,519	15,433
Amortization of intangible assets expense included in cost of revenues	39,731	46,229
Legal provision (recovery) associated with certain pre-acquisition litigation	3,460	(465)
Total gross margin adjustments	57,710	61,197
Legal recovery associated with indemnification obligations and other related costs, net	—	(89)
Stock-based compensation expense included in research and development	17,509	17,952
Stock-based compensation expense included in sales and marketing	29,425	33,257
Stock-based compensation expense included in general and administrative	12,165	10,527
Amortization of intangible assets expense included in operating expenses	54,256	59,204
Restructuring and other related costs, net	25,464	—
Total operating expense adjustments	138,819	120,851
Total operating income adjustments	196,529	182,048
Call premium cost and original issue discount and debt issuance costs related to lenders that did not participate in refinancing	15,299	—
Gain on A10 litigation settlement, net	(76,816)	—
Tax provision impact from passage of California Proposition 39 - Single Sales Factor apportionment	78,206	—
Income tax effect of non-tax adjustments	(48,891)	(66,458)
Non-GAAP net income	$372,950	$310,771
Non-GAAP net income per-share — basic	$0.83	$0.68
Non-GAAP net income per-share — diluted	$0.80	$0.66
Shares used in non-GAAP per-share calculation — basic	450,516	456,629
Shares used in non-GAAP per-share calculation — diluted	463,705	472,343